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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JULY 31, 2002
                Date of Report (Date of earliest event reported)

                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                              -------------------

       MASSACHUSETTS                    000-23092                04-2762050
(State or other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                              -------------------

                     526 BOSTON POST ROAD, WAYLAND, MA 01778
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (508) 358-4422



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Effective as of July 31, 2002, the Board of Directors of National Dentex Corporation ("National Dentex"), upon recommendation of its Audit Committee, engaged PricewaterhouseCoopers LLP ("PwC") as National Dentex's auditors.

     During National Dentex's two most recent fiscal years and the subsequent interim period through the date of this Form 8-K, neither National Dentex nor anyone on its behalf consulted with PwC regarding any of the matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NATIONAL DENTEX CORPORATION

Date:  July 31, 2002                 By:  /s/  DAVID L. BROWN
                                          --------------------------------
                                          David L. Brown
                                          President, CEO, and Director
                                          (Principal Executive Officer)



Date:  July 31, 2002                 By:  /s/  RICHARD F. BECKER, JR.
                                          ---------------------------------
                                          Richard F. Becker, Jr.
                                          Chief Financial Officer, Vice
                                          President, Treasurer
                                          (Chief Financial and Accounting
                                          Officer)